                                                                      Exhibit 99

                           UNISOURCE WORLDWIDE, INC.
                               SELECTED UNAUDITED
                        HISTORICAL FINANCIAL INFORMATION


UNISOURCE WORLDWIDE, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

Fiscal Year Ended September 30 (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------
                                                                                     1998           1997
                                                                                  ----------      ----------
Revenues
  Printing and Imaging                                                          $ 4,715,287     $ 4,590,944
  Supply Systems                                                                  2,701,989       2,517,411
------------------------------------------------------------------------------------------------------------
Total Revenues                                                                    7,417,276       7,108,355
------------------------------------------------------------------------------------------------------------
Cost of Goods Sold
  Printing and Imaging                                                            4,100,078       3,943,245
  Supply Systems                                                                  2,049,208       1,968,468
  Inventory Write-down                                                               23,000           -
------------------------------------------------------------------------------------------------------------
Total Cost of Goods Sold                                                          6,172,286       5,911,713
------------------------------------------------------------------------------------------------------------

Gross Profit                                                                      1,244,990       1,196,642

Expenses:
Selling and Administrative                                                        1,155,941       1,051,947
Special Charges:
   Information Technology Write-Off                                                 168,000           -
   Restructuring and Implementation Costs                                           108,515           -
   Mexico Valuation Charge                                                           70,000           -
------------------------------------------------------------------------------------------------------------
Total Expenses                                                                    1,502,456       1,051,947
------------------------------------------------------------------------------------------------------------
Income (Loss) from Operations                                                      (257,466)        144,695
Interest Expense                                                                     45,534          41,637
------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes                                                  (303,000)        103,058
Income Tax Expense (Benefit)                                                        (71,200)         44,372
------------------------------------------------------------------------------------------------------------

Net Income (Loss)                                                               $  (231,800)    $    58,686
                                                                                   =========       =========

Basic Earnings (Loss) Per Share                                                 $     (3.36)    $      0.88
                                                                                   =========       =========

Diluted Earnings (Loss) Per Share                                               $     (3.36)    $      0.87
                                                                                   =========       =========

Weighted Average Shares Outstanding - Basic                                          68,908          67,004
                                                                                   =========       =========

Weighted Average Shares Outstanding - Diluted                                        68,908          67,648
                                                                                   =========       =========

                           UNISOURCE WORLDWIDE, INC.
                          CONSOLIDATED BALANCE SHEETS
              (DOLLARS IN THOUSANDS, EXCEPT PAR VALUE PER SHARE)
                                  (UNAUDITED)

                                                                                SEPTEMBER 30,             SEPTEMBER 30,
ASSETS                                                                              1998                     1997
------                                                                      ---------------------     --------------------
CURRENT ASSETS
   Cash and cash equivalents                                                       $   49,960               $   45,384
   Accounts receivable, less allowance for doubtful accounts:
       1998 - $22,713; 1997 - $24,583                                                 640,443                  882,360
   Inventories                                                                        353,270                  495,330
   Prepaid expenses and deferred taxes                                                 87,746                   49,875
                                                                            ---------------------     --------------------
      Total current assets                                                          1,131,419                1,472,949
                                                                            ---------------------     --------------------

LONG-TERM RECEIVABLES                                                                   5,723                    7,790

PROPERTY AND EQUIPMENT, AT COST                                                       428,884                  434,762
   Less accumulated depreciation                                                      201,599                  188,336
                                                                            ---------------------     --------------------
                                                                                      227,285                  246,426
                                                                            ---------------------     --------------------

GOODWILL                                                                              580,932                  668,575
DEFERRED COSTS AND OTHER ASSETS                                                        21,292                  163,092
                                                                            ---------------------     --------------------
Total Assets                                                                       $1,966,651               $2,558,832
                                                                            =====================     ====================
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES
   Current portion of long-term debt                                               $    1,155               $      638
   Notes payable                                                                        3,651                  144,882
   Trade accounts payable                                                             451,123                  498,503
   Accrued salaries, wages and commissions                                             40,520                   33,906
   Restructuring costs                                                                 61,588                    8,172
   Other accrued expenses                                                             107,356                  119,431
                                                                            ---------------------     --------------------
      Total current liabilities                                                       665,393                  805,532
                                                                            ---------------------     --------------------

LONG-TERM DEBT                                                                        505,199                  661,350
DEFERRED TAXES AND OTHER LIABILITIES
   Deferred taxes                                                                      11,770                   61,082
   Restructuring costs                                                                 30,414                    8,383
   Other long-term liabilities                                                         55,517                   38,100
                                                                            ---------------------     --------------------
       Total deferred taxes and other liabilities                                      97,701                  107,565
                                                                            ---------------------     --------------------
STOCKHOLDERS' EQUITY
   Preferred stock, 9/30/98 and 9/30/97 - par value $.001,
      authorized - 10,000,000 shares, no shares issued and
      outstanding                                                                         ---                      ---
   Common stock, par value $.001, authorized - 250,000,000
      shares, issued; 9/30/98 - 70,302,036
      and 9/30/97 - 68,857,369 shares                                                      70                       69
   Additional paid-in capital                                                         832,646                  820,213
   Unearned compensation                                                               (3,105)                  (5,845)
   Retained earnings (deficit)                                                        (87,533)                 199,828
   Foreign currency translation adjustments                                           (43,711)                 (29,320)
   Cost of common shares in treasury; 9/30/98 - 1,205 and
      9/30/97 - 32,027 shares                                                              (9)                    (560)
                                                                            ---------------------     --------------------
       Total Stockholders' Equity                                                     698,358                  984,385
                                                                            ---------------------     --------------------
Total Liabilities and Stockholders' Equity                                         $1,966,651               $2,558,832
                                                                            =====================     ====================


UNISOURCE WORLDWIDE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

Fiscal Year Ended September 30 (in thousands)
--------------------------------------------------------------------------------------------------------
                                                                                 1998            1997
                                                                            ----------------------------
Operating Activities
  Net income (loss)                                                          $  (231,800)     $   58,686
  Additions (deductions) to reconcile net income (loss)
     to net cash provided by operating activities:
    Depreciation                                                                  35,784          29,828
    Amortization                                                                  22,374          17,013
    Provision for losses on accounts receivable                                   12,686          15,232
    Special charges                                                              369,515               -
    Provision (benefit) for deferred income taxes                                (92,501)         25,735
    Payments for special charges                                                 (30,932)        (12,344)
    Changes in operating assets and liabilities, net
       of effects from acquisitions and divestitures:
      Sale of accounts receivable                                                150,000               -
      Other changes in accounts receivable                                        61,862         (54,890)
      Decrease in inventories                                                     91,116          15,390
      (Increase) decrease in prepaid expenses                                     (4,147)         12,152
      (Decrease) increase in accounts payable and
         accrued expenses                                                        (37,181)         43,431
    Miscellaneous                                                                  4,562          10,868
                                                                            ----------------------------
Net cash provided by operating activities                                        351,338         161,101
                                                                            ----------------------------

Investing Activities
  Proceeds from the sale of property and equipment                                24,547          11,204
  Proceeds from divestitures                                                      57,929               -
  Cost of companies acquired, net of cash acquired                               (45,496)       (223,236)
  Expenditures for property and equipment                                        (29,724)        (25,271)
  Collection of notes receivable                                                   1,564          21,443
  Deferred cost expenditures                                                     (14,810)        (58,707)
                                                                            ----------------------------
Net cash used in investing activities                                             (5,990)       (274,567)
                                                                            ----------------------------

Financing Activities
  Debt repayments                                                               (156,479)        (37,216)
  Proceeds from (repayment of) borrowings under
    credit facilities, net                                                      (140,995)        625,857
  Proceeds from other borrowings                                                       -         146,963
  Repayment to IKON                                                                    -        (553,700)
  Payment of dividends                                                           (55,561)        (40,316)
  Issuance of stock, net                                                          15,725           1,431
  Other                                                                           (3,462)          1,235
                                                                            ----------------------------
Net cash (used in) provided by financing activities                             (340,772)        144,254
                                                                            ----------------------------

Net increase in cash                                                              4,576           30,788
Cash and cash equivalents at beginning of year                                   45,384           14,596
                                                                            ----------------------------
Cash and cash equivalents at end of year                                     $   49,960        $  45,384
                                                                            ============================